  EXHIBIT 10.26

ASP isotopes

17th November 2022

Beijing BRICEM Science and Technology Co. Ltd
Attn: Dr Mr Miao,
Jiu Ke Shu No 145,
Tong Zhou District,
Beijing 101145, China

Klydon (Pty) Ltd
Attn: Dr Hendrik Strydom,
46 Meiring Naude Street,
Pretoria, South Africa

Amendment Agreement

1. This Amendment Agreement ('**Agreement**') relates to the 'Contract for the Purchase of [redacted] of Enriched Mo-100' entered into by and between Beijing BRICEM Science and Technology Co. Ltd ('**BRICEM**') and Klydon (Pty) Ltd ('**KLYDON**') (together the '**Parties**') on 12th August 2021 (the '**Purchase Agreement**').

2. KLYDON has entered into a contract with ASP Isotopes South Africa (Proprietary) Limited ('**ASPI South Africa**') under which KLYDON has agreed to supply to ASPI South Africa a Molybdenum-100 enrichment facility with [redacted] and above enriched Molybdenum isotope. The Parties desire to: assign to ASP Isotopes Guernsey Limited, registration number 69114 in the Guernsey Registry ('**ASPI Guernsey**'), the sole shareholder of ASPI South Africa, all of KLYDON's rights under the Purchase Agreement; and amend the Purchase Agreement on the terms set forth herein.

3. KLYDON hereby assigns to ASPI Guernsey, and ASPI Guernsey hereby accepts, all of KLYDON's rights under the Purchase Agreement (including the right to supply to BRICEM [redacted] Mo-100 of the specification detailed in the Purchase Agreement).

4. The Parties and ASPI Guernsey agree that paragraph (e) of the 'Quality and Price' section of the Purchase Agreement is hereby amended to read as follows: [redacted]

5. The Parties and ASPI Guernsey agree that the clause relating to geographical exclusivity in the 'Intent' section of the Purchase Agreement is hereby amended to read as follows: 'KLYDON (or its assignee) will supply enriched Mo-100 to BRICEM in China. Exclusivity of supply in any jurisdiction other than China may be agreed by mutual written consent.'

6. The Parties agree to the assignment of rights and the amendments, supplements and alterations herein in accordance with article (c) of the 'Amendments, Communication & Assignment' section of the Purchase Agreement.

7. All other terms and definitions in the Purchase Agreement remain unchanged.

Signature Page Follows.

Victoria Cottage, Brock Road, St Peter Port, Guernsey, GY1 1RB

北京博瑞赛科技有限责任公司
BEIJING BRICEM SCIENCE AND TECHNOLOGY COMPANY LTD.

Signed by Beijing BRICEM Science and Technology Co. Ltd:)
)

Signature [redacted]

Name (block capitals 柳杰

Date 2022. 11. 22

Signed by Klydon (Pty) Ltd:)
)

Signature [redacted]

Name (block capitals HENDRIK STRYDOM

Date NOV, 18, 2022

Signed by ASP Isotopes Guernsey Limited:)
)

Signature [redacted]

Name (block capitals PAUL MANN

Date Nov 18, 2022